Amendment No. 23 to Transfer Agency Interactive Client Services Agreement

This Amendment No. 23, dated as of May 20, 2020 (the "Effective Date"), to the Transfer Agency Interactive Client Services Agreement (this "Amendment"), by and between AQR Funds, a Delaware statutory trust established under the laws of the State of Delaware (the "Fund"), and ALPS Fund Services, Inc., a Colorado corporation ("ALPS").

WHEREAS, the Fund and ALPS entered into a Transfer Agency Interactive Client Services Agreement, dated as of December 8, 2008, as amended and as in effect prior to giving effect to this Amendment (the "Agreement"); and

WHEREAS, the Fund and ALPS wish to amend the provisions of the Agreement to reflect the addition of a new Portfolio and three classes of such new Portfolio under Appendix A of the Agreement.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.Upon the Effective Date, the parties hereto agree to the addition fo a new fund to the current APPENDIX A – LIST OF PORTFOLIOS of the Agreement in its entirety and replace it with a new APPENDIX A – LIST OF PORTFOLIOS attached hereto and incorporated by reference herein.

2.Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

AQR FUNDS	ALPS FUND SERVICES, INC.
By: /s/ Nicole DonVito	By: /s/ Mike Sleightholme

Name: Nicole DonVito	Name: Mike Sleightholme
Title: Chief Legal Officer & Vice President	Title: Authorized Representative

APPENDIX A

LIST OF PORTFOLIOS

PORTFOLIO	CLASSES OFFERED
AQR Large Cap Momentum Style Fund	Class I
Class N
Class R6
AQR Small Cap Momentum Style Fund	Class I
Class N
Class R6
AQR International Momentum Style Fund	Class I
Class N
Class R6
AQR Global Equity Fund	Class N
Class I
Class Y
Class R6
AQR International Equity Fund	Class N
Class I
Class Y
Class R6
AQR International Small Cap Fund	Class N
Class I
Class Y
AQR Emerging Markets Fund	Class N
Class I
Class Y
AQR Equity Plus Fund	Class N
Class I
AQR Small Cap Core Fund	Class N
Class I
AQR Small Cap Growth Fund	Class N
Class I
AQR Diversified Arbitrage Fund	Class N
Class I

Class R6
AQR Managed Futures Strategy Fund	Class N
Class I
Class R6
AQR Multi-Asset Fund	Class N
Class I
Class R6
AQR Multi-Strategy Alternative Fund	Class N
Class I
Class R6
AQR TM Large Cap Momentum Style Fund	Class I
Class N
Class R6
AQR TM Small Cap Momentum Style Fund	Class I
Class N
Class R6
AQR TM International Momentum Style Fund	Class I
Class N
Class R6
AQR Large Cap Defensive Style Fund	Class N
Class I
Class R6
AQR International Defensive Style Fund	Class N
Class I
Class R6
AQR Emerging Defensive Style Fund	Class N
Class I
Class R6
AQR Risk-Balanced Commodities Strategy Fund	Class N
Class I
Class R6
AQR Risk-Balanced Commodities Strategy LV	Class N
Fund	Class I
AQR Risk Parity II MV Fund	Class N
Class I
Class Y

Class R6
AQR Risk Parity II HV Fund	Class N
Class I
Class Y
Class R6
AQR Large Cap Multi-Style Fund	Class N
Class I
Class R6
AQR Small Cap Multi-Style Fund	Class N
Class I
Class R6
AQR International Multi-Style Fund	Class N
Class I
Class R6
AQR Long-Short Equity Fund	Class N
Class I
Class R6
AQR Managed Futures Strategy HV Fund	Class N
Class I
Class R6
AQR Style Premia Alternative Fund	Class N
Class I
Class R6
AQR Global Macro Fund	Class N
Class I
Class R6
AQR Emerging Multi-Style Fund	Class I
Class N
Class R6
AQR Equity Market Neutral Fund	Class I
Class N
Class R6

AQR Style Premia Alternative LV Fund	Class I
Class N
Class R6
AQR TM Large Cap Multi-Style Fund	Class I
Class N
Class R6
AQR TM Small Cap Multi-Style Fund	Class I
Class N
Class R6
AQR TM International Multi-Style Fund	Class I
Class N
Class R6
AQR TM Emerging Multi-Style Fund	Class I
Class N
Class R6
AQR Style Premia Alternative II Fund	Class I
Class N
Class R6
AQR Alternative Risk Premia Fund	Class I
Class N
Class R6
AQR Core Plus Bond Fund	Class I
Class N
Class R6
AQR High Yield Bond Fund	Class I
Class N
Class R6
AQR Volatility Risk Premium Fund	Class I
Class N
Class R6
AQR Diversifying Strategies Fund	Class I
Class N
Class R6